SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Michigan Tax Exempt Income Fund -- Class A
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance):  September
23, 1989

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $ 1,000   $ 1,000      $ 1,000

ERV =  Ending Redeemable Value   $1,035.17 $1,322.90    $1,627.78

T   =  Average Annual
       Total Return                3.52%       5.76%      6.62%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $   706,275

Expenses                         $   106,687

Reimbursement                    $

Average shares                     15,408,926

NAV                              $ 9.12

Sales Charge                       4.75%

POP                              $ 9.57

Yield at POP                       4.93%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.93%                4.93%
 ------      =       ------              =     8.54%
1-42.26%              .5774%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Michigan Tax Exempt Income Fund -- Class B
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): July 15,
1993

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $ 1,000     $ 1,000   $ 1,000

ERV =  Ending Redeemable Value   $1,029.85   $1,322.23 $1.614.72

T   =  Average Annual
       Total Return                 2.99%       5.74%     6.51%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $  174,205

Expenses                         $   44,773

Reimbursement                    $

Average shares                     3,801,339

NAV                              $ 9.11

Maximum Contingent Deferred
    Sales Charge                   5.0%

Yield at NAV                       4.53%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.53%                4.53%
 ------      =       ------              =    7.85%
1-42.26%              .5774%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Michigan Tax Exempt Income Fund -- Class M
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): April 17,
1995

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,048.10 $1,321.71    $1,604.86

T   =  Average Annual
       Total Return                 4.81%      5.74%      6.42%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $3,923

Expenses                         $  783

Reimbursement                    $

Average shares                     85,397

NAV                              $9.12

Sales Charge                      3.75%

POP                              $9.43

Yield at POP                       4.73%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.73%                4.73%
 ------      =       ------              =     8.19%
1-42.26%             .5774%